Dalian Zhongshan Vitup Clinic’s Property, Rights and Interests Shift Contract

Serial number: ZZ2006-9081

Dalian Zhongshan Vitup Clinic’s property, rights and interests shift contract (Hereinafter referred as “the contract” is made and entered into in Dalian as of  9  (month)  1  (day), 2006.

Both parties of this contract as below:

Party A: Mr. Wang Shubin

ID Card No.: 220622196506270630

Party B: DaLian Vitup Management Holdings Co., Ltd.

Registry Address: No.108-1, NanShan Road, Zhongshan District, Dalian, China

Legal Representative: Wang Shubin       position: Chairman of the board/president

Background fact:

1. Dalian Zhongshan Vitup Clinic is established on January 11, 2006, with the registration address: No.108-1, NanShan Road, Zhongshan District, Dalian, China, registration number: Chinese industrial and Commercial Department corporation number 210202220079, business scope: internal medicine department (respiration and nerve specialty), Chinese Medicine Department (internal medicine), and granted medical institute operation license (registration number: PDY60172021020217D2132).

2. Although Dalian Zhongshan Vitup Clinic is a private enterprise and the stipulated investor is Wang Shubin, actually, the complete fund and equipment used to set up Dalian Zhongshan Vitup clinic originates from party B of this contract.

Both parties confirmed the above background fact, and work out the following contract terms:

Article 1 Contract purpose

1.1 Both parties confirm that Dalian Zhongshan Vitup Clinic's property, rights and interests’ actual owner is party B.

1.2 Both parties confirm that Dalian Zhongshan Vitup clinic submit the right of management and operation to party B, all rights and duty taken and undertaken by party B.

1.3, both parties agree that Dalian Zhongshan Vitup Clinic does not independently calculate financial data. Its property, income and expanse are consolidate into Party B’s account, and make financial report in the name of Party B

1.4 Dalian Zhongshan Vitup clinic pays taxes alone using its own name.

Article 2 Contract Validity and Revision

2.1 This contract becomes effective upon affixation of the signatures and seals of all the parties.

2.2 After this contract becomes effective, without the agreement of both parties, this contract should not be changed, revised or abolished.

Article 3 Supplementary Articles

3.1 This contract is done in quadruplicate, each party hold two; each original has equal legal effect. This contract's supplement contract is indispensable constituent of this contract, has equal legal effect with this contract.

3.2 Each copy of this contract has the seal of both parties. The copy without seal or incomplete copy does not represent the bilateral real understanding.

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Party B: DaLian Vitup Management Holdings Co., Ltd

Legal Representative (Authorized Representative)：____________________

                                            Wang Shubin

Party A: Mr. Wang Shubin____________________